UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): September 22, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            671 Westburne Dr, Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


EXPLANATORY NOTE

Unless otherwise indicated or the context otherwise requires, all references in this Form 8-K to "we," "us," "our," or "the Company" refer to the Registrant or Empire Global Corp. This report contains summaries of the material terms of the agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to those agreements, all of which are incorporated herein by reference.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning and expression. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. We intend such statements to be covered by the safe harbor provisions for forward-looking statements created thereby. These statements involve known and unknown risks and uncertainties, such as our plans, objectives, expectations and intentions, and other factors that may cause us, or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements reflect our current view about future events and are subject to risks, uncertainties and assumptions. The reader is cautioned that certain important factors specific to our business and that of our subsidiaries may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. The forward-looking statements made in this report relate only to events or information as of the date on which the statements are made in this report. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. You should read this report and the documents we refer to in this report and have filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect.

1.01 Entry into a Material Definitive Agreement

As a consequence of the Memorandum of Understanding signed June 30, 2014 with Zizon Group Co. Ltd., on September 22, 2014, we entered into a Share Purchase Agreement (the "Purchase Agreement") with Mr. Wonsub (Roy) Lee, a business person residing in Seoul, Korea to acquire all of the shares or 100% of the issued and outstanding stock of Zizon Group Co. Ltd. a corporation formed on June 12, 2009 under the laws of the Republic of South Korea ("Zizon") with its registered office situated at #205 Phantom Theme Park, 7, Gumi-ro 9 Beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea. Upon completion of the Purchase Agreement, Zizon would become a wholly owned subsidiary of Empire Global Corp.

The Exchange Agreement contemplated the acquisition (the "Acquisition") by Empire Global Corp., of Zizon Group Co Ltd. a corporation organized under the laws of the Republic of South Korea.

Total maximum consideration payable by the Company in exchange for 100% of Zizon is 5,000,000 common shares of Empire Global Corp at a share price of $1 per common share or an enterprise value of $5,000,000 (Five Million Dollars).

As of the date of the Agreement, Zizon is a corporation focused on marketing, consulting, advertisement and planning in the business of operating and providing technical skills, website solutions, consultancy throughout South Korea and internationally. Zizon has developed and been beta operating a proprietary full scale "e-sports" website and platform to be based in Asia. The current beta website is expected to go-live in conjunction with the League of Legends World Championships to be held in Seoul, Korea in October 2014.

Currently the Zizon beta tested e-community has a customer base of approximately 110,000 registered users and is expected to grow to over 1,000,000 paying users by 2015. The parties plan to develop tactics and strategies specifically for this future gaming market estimated to be approximately $90 Billion in size.

The Closing Date of the Agreement is on September 30, 2014 or sooner if practicable and may be extended in writing by the parties to the Agreement. The Company shall file on form 8-K a statement of the Completion of Acquisition or Disposition of Assets as soon as practicable thereafter.

The Purchase Agreement further provided that Mr. Lee would be appointed to our Board of Directors immediately following the consummation of the Acquisition.

The Purchase Agreement dated September 22, 2014 is included as Exhibit 10.1 to this current report and constitutes the legal document that governs the terms of the Acquisition and the other transactions contemplated thereby.

Item 7.01. REGULATION FD DISCLOSURE

On September 25, 2014, Empire Global Corp. issued a press release announcing that it has entered into a Material Definitive Agreement to acquire Zizon Group Co. Ltd. an e-sports gaming platform developer based in Seoul, Korea.

The company's press release announcing the Purchase Agreement is included as
Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(a) Exhibit 10.1 - Share Purchase Agreement
(b) Exhibit 99.1 - Press Release dated September 25, 2014.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  September 25, 2014.	              EMPIRE GLOBAL CORP.

                                              Per: /s/ Michael Ciavarella, B.Sc.
                                              ----------------------------------
                                              Michael Ciavarella
                                              Chairman of the Board
                                              Chief Executive Officer


EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
10.1              Share Purchase Agreement between Empire Global Corp and
                  Wonsub (Roy) Lee to acqquire Zizon Group Co. Ltd.

99.1 Press Release dated September 25, 2014 captioned "Empire Global Corp. Enters into Material Definitive Agreement to Acquire e-sports gaming developer in South, Korea."